                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               RIO GRANDE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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



                          NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS OF RIO GRANDE, INC.
                           TO BE HELD ON JUNE 1, 1995





         The Annual Meeting of the Shareholders of Rio Grande, Inc. (the "Company"), a Delaware corporation, will be held in the Conference Room, of the office of Rio Grande, Inc., 10101 Reunion Place, Suite 210, San Antonio, Texas 78216 on June 1, 1995 at 10:00 A.M. to elect directors of the Company, to approve the Company's 1995 Incentive Stock Option Plan and the 1995 Non-Qualified Stock Option Plan, to approve the selection of KPMG Peat Marwick, LLP as independent auditors and to approve any other matters as described in the attached Proxy Statement.

         The Board of Directors has chosen the close of business on April 21, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.


DATED:   May 10, 1995




                                        BY ORDER OF THE BOARD OF DIRECTORS:


                                        GARY SCHEELE, Secretary

                                RIO GRANDE, INC.
                        10101 REUNION PLACE, SUITE #210
                         SAN ANTONIO, TEXAS 78216-4156
                           __________________________

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 1995
                           __________________________


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Rio Grande, Inc (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held at the office of Rio Grande, Inc., 10101 Reunion Place, Suite 210, San Antonio, Texas, on June 1, 1995, at 10:00 a.m., local time, and at any adjournment or postponements thereof.

         All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

         The mailing address of the principal executive office of the Company is 10101 Reunion Place, Suite 210, San Antonio, Texas 78216-4156. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is May 10, 1995.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 1996 Annual Meeting of Shareholders, in voting by proxy, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the other proposals to be voted upon, shareholders may vote in favor of a proposal, against a proposal or may abstain from voting. Shareholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR the adoption of the 1995 Incentive Stock Option Plan and 1995 Non-Qualified Stock Option Plan (collectively, the "95 Plans"), and FOR the proposal to ratify the appointment of KPMG Peat Marwick, LLP as independent auditors.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. Directors will be elected by a majority of the votes cast by the holders of the shares of Common Stock voting in person or proxy at the Annual Meeting. Assuming the presence of a quorum, approval of the 95 Plans and ratification of the appointment of KPMG Peat Marwick, LLP as independent auditor will require the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a negative vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.

         Only owners of record of shares of Common Stock of the Company at the close of business on April 21, 1995, are entitled to vote at the meeting or adjournments or postponements thereof. Each owner of record on the record date is entitled to one vote for each share of Common Stock of the Company so held. Cumulative voting is not permitted. On April 21, 1995, there were 5,552,760 shares of Common Stock of the Company issued and outstanding.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information known to the Company as to the Common Stock ownership, as of March 31, 1995, of (i) each beneficial owner of 5% or more of the Common Stock, (ii) each named executive officer, (iii) each Director who owns any Common Stock, (iv) each nominee for Director who owns any Common Stock, and (v) all officers and Directors as a group:

Name and Address of                                                             Amount of Beneficial
 Beneficial Owner                                                                 Ownership of Common
- -------------------                                                        ------------------------------
                                                                             Shares            % of Class
                                                                           ------------        ----------
Robert A. Buschman (1)                                                     1,150,920 (2)          19.42%
10101 Reunion Place, Suite 210
San Antonio, Texas
Guy R. Buschman (1)                                                        1,341,570 (2)          22.63%
10101 Reunion Place, Suite 210
San Antonio, Texas

John G. Hurd (1)                                                             800,400 (2)          13.50%
4040 Broadway, Suite 525
San Antonio, Texas

Edward Randall, III (3)                                                      868,800              14.66%
5851 San Felipe, Suite 850
Houston, Texas

H. M. Shearin, Jr. (1)                                                       100,000               1.69%
2002 Encino Vista
San Antonio, Texas

Ralph F. Cox (1)                                                               1,000 (4)             -
200 Rivercrest Drive
Fort Worth, Texas

Gary Scheele (1)                                                             165,000  (2)          2.78%
10101 Reunion Place, Suite 210
San Antonio, Texas

Officers, directors and nominees for directors                             3,558,890 (2)          60.04%
as a group (6 persons)

____________________
(1) Information as to beneficial ownership has been furnished by the respective shareholders. Each owner has the sole voting and investment power with respect to their shares, except as noted below. The shares above include options which are exercisable within 60 days of the date of this proxy.

(2) Includes, respectively, options to purchase the equivalent number of shares of Common Stock, which are exercisable at any time at exercise prices of $0.385 to $0.44 per share: Robert A. Buschman, 45,000 options; Guy R. Buschman, 60,000 options; H.M. Shearin, Jr., 100,000 options; Gary Scheele, 165,000 options.

(3) Includes 600,000 shares held in family trusts, of which Mr. Randall is Co-Trustee. Mr. Randall is neither an employee or director of the Company.

(4)      Less than one (1) percent.


                             ELECTION OF DIRECTORS

         At the Annual Meeting, six directors are to be elected. Each person elected to the Board of Directors shall hold office until the next Annual Meeting, and until his successor shall be elected and qualified. Provided a quorum is present at the Annual Meeting, the affirmative vote by the holders of a majority of the shares of the $.01 par value common stock (the "Common Stock") of the Company voting in person or represented by proxy is required to elect Directors.

         Unless otherwise directed, it is the intention of the persons named in the enclosed proxy that proxies will be voted for the election of the nominees listed below. Although the Directors of the Company do not contemplate that any nominees will be unable to serve, if such a situation arises prior to the meeting, the designated proxy holders will vote in accordance with their best judgment. Four of the nominees for Director named in the following table are now serving as Directors of the Company.

                                                                                              Director
                           Name                          Position                 Age           since
                 --------------------         ---------------------------      ---------     -----------
                 Robert A. Buschman            Chairman of the Board              68            1979
                                                  of Directors

                 Guy R. Buschman               President and Director             44            1978

                 John G. Hurd                  Director                           80            1982

                 H. M. Shearin, Jr.            Director                           72            1992

                 Hobby A. Abshier              Director                           63              -

                 Ralph F. Cox                  Director                           62              -

         Robert A. Buschman is Chairman of the Board of Directors and the Chief Executive Officer of the Company. Prior to joining the Company in February 1979, Mr. Buschman was President, Chief Executive Officer and a Director of Dixilyn-Field Drilling Company, a subsidiary of Panhandle Eastern Pipeline Company, from April 1978 to February 1979. Mr. Buschman has served as President and a member of the Board of Directors of the International Association of Drilling Contractors and the Texas Mid-Continent Oil and Gas Association.

         Guy R. Buschman, President and a Director, organized the Company in April 1978. Mr.

Buschman was employed by Field International Drilling Company from August 1973 through March 1978 and held various positions with that company, including domestic and international safety and insurance manager and supervisor of shipyard construction of offshore drilling rigs. He also held foreign assignments in Trinidad-Tobago, the Republic of Singapore and Egypt. He is a past director of the International Association of Drilling Contractors.

        John G. Hurd, a Director, has been managing general partner of Hurd Enterprises, Ltd. and Hurd Investments, Ltd., both limited partnerships which are engaged in the business of oil production, ranching and investments, for more than the past five years. Mr. Hurd served as United States Ambassador to the Republic of South Africa from 1970-1975.

        H. M. (Johnny) Shearin, Jr., a Director, was President of SPG Exploration Corporation from 1971 to 1988. Prior to 1971 Mr. Shearin was Vice President and Manager of Engineering for Core Laboratories, Inc. In 1988 he retired from Quantum Chemical (formerly National Distillers who acquired SPG). From 1988 to present Mr. Shearin has performed consulting services for various independent operators and oil field service and engineering companies.

        Hobby A. Abshier is a General Partner of the AM Fund and for the past 10 years has been a General Partner and co-founder of Triad Ventures Limited. Prior to entering the venture capital business, he spent 21 years at Rotan Mosle, Inc., a regional investment banking firm, as a partner and a member of its Board of Directors. Mr. Abshier is on the Board of Directors of Technology Works, DTM Corp., B'trieve Technologies, all in Austin, Texas and Dawson Well Servicing, Inc., San Antonio, Texas.

        Ralph F. Cox is currently self-employed as an Energy Management Consultant. For four years prior thereto, Mr. Cox was President of Greenhill Petroleum Corporation, a subsidiary of Western Mining Corporation. From 1985 through 1990, he served as President and Chief Operating Officer of Union Pacific Resources Company, a petroleum exploration and production company. Before 1985, Mr. Cox spent 31 years with Atlantic Richfield Company ("ARCO"), joining the ARCO board in 1978, assuming responsibility for ARCO's worldwide petroleum exploration and production activities and minerals exploration and production activities in 1984, and culminating with his election as Vice Chairman of ARCO in 1985. Mr. Cox serves as a director of Bonneville Pacific Corporation, an independent power company, as a director of Cham Hill, engineering consulting firm, and as Independent Trustee for The Fidelity Group of Funds. Mr. Cox holds a Bachelor of Science in Petroleum Engineering and a Bachelor of Science in Mechanical Engineering from Texas A & M University.

        Guy R. Buschman is the son of Robert A. Buschman. Ralph Cox is the brother-in-law to Robert A. Buschman and uncle to Guy R. Buschman. There are no other family relationships in the Company.

        Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. See Cash Compensation for fees paid to Directors.


COMMITTEES OF THE BOARD OF DIRECTORS

        The Company's Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. Both Committees are composed of Messrs. Hurd, Gardner and Shearin. The principal functions of the Audit Committee are to give additional assurance that financial information is accurate and timely, recommend to the Board of Directors the engagement of independent auditors, ascertain the existence of an effective accounting and internal control system, oversee the entire audit function, and review and pass on the fairness of existing arrangements between the Company and affiliated parties on an annual basis. The Compensation and Stock Option Committee administers the Company's stock option plans and recommends compensation for executive officers to the Board of Directors.

        During the fiscal year ended January 31, 1995, the Board held two meetings which were attended by all the Directors. There was one meeting of the Audit Committee which was attended by all members, and no meeting of the Compensation and Stock Option Committee. The outside Directors serving on the Board's Audit and Compensation and Stock Option Committees receive $100 per committee meeting.

EXECUTIVE OFFICERS

        The following individuals serve as Executive Officers of the Company and are elected by the Board to serve in that position each year effective with the Annual Meeting:

               Robert A. Buschman        Chairman and Chief Executive Officer
               Guy R. Buschman           President
               Gary Scheele  (1)         Vice President and Secretary/Treasurer
___________________________
(1) Gary Scheele, a Certified Public Accountant, has been with the Company since its organization in April, 1978.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation paid by the Company to its Chief Executive Officer and all the executive officers of the Company whose salary and bonus from the Company for services rendered during the fiscal year ended January 31, 1995 exceeded $100,000.

                                              Annual Compensation                    Long-term Compensation
                                   ---------------------------------------      ---------------------------------
                                                                      (2)       Restricted
               Name and            Fiscal     Salary      Bonus      Other        Stock         Options      All
          Principal Position        Year        $           $          $          Awards           #        Other
       ----------------------      ------     ------      -----      -----      ----------      -------     -----
       Robert A. Buschman           1995      86,288        -        23,213         -              -          -
         Chairman and Chief
         Executive Officer          1994      83,000        -        21,982         -              -          -

                                    1993      51,500     10,000      18,566         -           45,000        -

_____________________________
(2) Includes the cost to the Company of the personal use of a Company vehicle, group life insurance premiums paid by the Company in excess of $50,000 and other miscellaneous personal benefits paid by the Company.


OPTIONS AND GRANTS

        No stock options were issued to any employees for the year ended January 31, 1995.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

        The following table presents certain information regarding the exercise of options during fiscal 1995, and options held at January 31, 1995 by Robert
A. Buschman, Chairman of the Board and Chief Executive Officer of the Company.

                                                       Number of                            Value of
                                                      Unexercised                          Unexercised
                                                       Options at                           Options at
              Shares                                January 31, 1995                     January 31, 1995
             Acquired                        ------------------------------      ------------------------------
                on              Value                                               (3)
             Exercise          Realized      Exercisable      Unexercisable      Exercisable      Unexercisable
           -------------      ---------     ------------      -------------      -----------      -------------
                 -                -            45,000               -              $     -              -

_____________________
(3) There are no listed market quotes for the Company's common stock. The exercise price of the unexercised options is in excess of the Company's book value per share at January 31, 1995.


DIRECTOR COMPENSATION

        Each Director of the Company who is not an officer of the Company is paid $1,000 per month for serving as a Director. H. M. Shearin has served as a consultant to the Company for the year ended January 31, 1995 and was paid total fees of $18,000.


        ADOPTION OF THE 1995 INCENTIVE PLAN AND 1995 NON-QUALIFIED PLAN

        The Company's 1986 Incentive Stock Option Plan ("86 Incentive Plan") and the 1986 Non-Qualified Stock Option Plan ("86 Non-Qualified Plan") (collectively, the "86 Plans") terminate December 31, 1995. The initial purpose for each of the 86 Plans was to assist the Company in attracting, motivating and retaining key employees and non-employee directors. In order to maintain the continuity of the 86 Plans, the Company is submitting for shareholder approval at the Annual Meeting the 1995 Incentive Stock Option Plan ("95 Incentive Plan") and the 1995 Non-Qualified Stock Option Plan ("95 Non-Qualified Plan"), to replace the 86 Plans. Although the approval of the 95 Plans will replace the 86 Plans, options outstanding under the 86 Plans shall remain in effect until they have been exercised or have expired. All options outstanding under the 86 Plans expire in 1999. The 95 Plans will be administered by the Compensation and Stock Option Committee of the Board of Directors which will consist of at least two (2) "disinterested" Directors as defined by the Securities and Exchange Act, as amended.

        The following discussion summarizes the material differences between the proposed plans. The 95 Plans are attached as exhibits to this Proxy Statement.

               The Incentive Stock Option Plan. The Company will reserve 500,000 shares of its $.01 par value Common Stock for issuance under the 1995 Incentive Plan. Only key employees, as determined by the Compensation and Stock Option Committee, are eligible for participation in the 95 Incentive Plan. The options are exercisable beginning one
        (1) year from the date of grant. The unexercised portion of any option granted under the 95 Incentive Plan terminates or becomes null and void ten (10) years from the date of the grant, except for holders of more than 10% of the

        Company Stock. Such grants expire after five (5) years. Grants also expire ninety (90) days after the termination of Optionee's employment with the Company, one (1) year after the termination of Optionee's employment with the Company on account of disability or one (1) year after Optionee's death.

               The Committee determines the exercise price of an option, which may never be less than the fair market value of the Common Stock on the date of grant. The Common Stock is currently not listed on a national exchange, therefore, the Committee will determine the fair market value based on the information available at the time options are granted.
        No options will be considered or granted under the 95 Incentive Plan until after the Annual Meeting at which time the new Board of Directors will select the outside directors to serve on the Compensation and Stock Option Committee for the ensuing year.

               The Non-Qualified Option Plan. The Company has reserved 525,000 shares of its $.01 par value Common Stock for issuance under the 1995 Non-Qualified Plan. Non-employee directors are eligible for participation in this plan. Options granted to non-employee directors are exercisable beginning one (1) year from the date of grant, and expire on the tenth anniversary of such date. Non-employee directors who, at the date of their election to the Board, have not previously been granted options in the 95 Non-Qualified Plan, are to be automatically granted options to purchase 50,000 shares of the Company's Common Stock under terms described in the 95 Non-Qualified Plan. Thereafter, each year, upon re-election to the Board, non-employee directors will be granted options to purchase an additional 5,000 shares of the Company's Common Stock, up to a maximum of 75,000. The unexercised portion of any option granted under the 95 Non-Qualified Plan terminates or becomes null and void ten (10) years from the date of the grant. Grants also expire ninety (90) days after Optionee ceases to serve as a member of the Board of Directors with the Company or one (1) year after Optionee's death.

               The exercise price of an option will be computed by formula. If the Common Stock is actively traded on a national exchange, the option price will be the average of the highest and lowest trades for the date the option is granted. If the Common Stock is not actively traded on a national exchange, the exercise price will be determined by dividing the shareholders' equity at the end of the immediately preceding fiscal quarter by the total outstanding Common Stock on such date and multiplying by 1.2. The anticipated election of the non-employee nominees as directors of the Company at the Annual Meeting will entitle each such nominee options to purchase 50,000 shares of the Company Stock at an approximate price of $0.50, however the exact option price will not be determined until after the Annual Meeting and the selection of the new Compensation and Stock Option Committee.


FEDERAL INCOME TAX CONSEQUENCES

        The Incentive Stock Option Plan. A participant who receives an incentive stock option under the 95 Incentive Plan will ordinarily not recognize any income for federal income tax purposes as a result of the receipt or exercise of such option. However, the exercise of an incentive stock option will give rise to an increase in the participant's alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the Common Stock at such time the participant's rights to the stock are freely transferable and are not subject to a substantial risk of forfeiture. The Company will not be entitled to a compensation deduction for federal income tax purposes with respect to either the grant of an incentive stock option under the 1995 Incentive Plan or the exercise of such an option by the participant. If the participant does not dispose of the shares of Common Stock acquired through the exercise of the incentive stock option within two (2) years of the date of the grant of such option, or within one (1) year after the exercise date, and if the participant is employed by the Company from the time the option is granted until three (3) months before its exercise, any gain or loss recognized upon the disposition will constitute a long-term capital gain or loss and the Company will not be entitled to a deduction. If a participant disposes of the shares prior to the expiration of such holding periods, the participant will recognize, at the time of such disqualified disposition, ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the shares subject to the option on the date of exercise or (ii) the amount realized by the participant on the sale of such shares. Any remaining gain will be taxed as a capital gain. In the event of a disqualified disposition, the Company will be entitled to a deduction in an amount equal to the income recognized by the participant.

        If a participant pays the exercise price of an incentive stock option solely with Common Stock, and if the shares surrendered are (i) shares not received pursuant to the exercise of an incentive stock option and not subject to a substantial risk or forfeiture or (ii) the result of the participant's exercise of another incentive stock option, the exercise of which satisfied the above stated holding period requirements, the participant will not recognize income. Additionally the basis and holding period of the surrendered Common Stock will be transferred to that number of new shares equal to the number of old shares surrendered. If more shares are received than were surrendered, the additional shares' basis will be zero. If these conditions are not met, the payment of the exercise price with shares of Common Stock may be treated as a disqualified disposition or otherwise taxable disposition.

        The Non-Qualified Option Plan. The grant of a non-qualified option under the 95 Non-Qualified Plan should not ordinarily be a taxable event for federal income tax purposes. Upon exercise of a non-qualified option, the participant will recognize ordinary income in an amount equal to the difference between the amount paid by the participant for the shares of Common Stock and the fair market value of such shares determined on the later of (i) the date of exercise or (ii) the date on which the shares of Common Stock become transferable by the participant and are not subject to a substantial risk of forfeiture. If the Company withholds all amounts required to be withheld under applicable law or other authority, the Company ordinarily will be entitled to a deduction equivalent to the amount of compensation income recognized by the participant.

        If a participant pays the exercise price of non-qualified options solely with Common Stock, the shares received will generally have the same basis and holding period as the Common Stock surrendered. If more shares are received than were surrendered, the additional shares will cause the participant to recognize compensation income either at the time of transfer or when restrictions with respect to those shares lapse.


EXHIBITS

        Copies of the complete text of the 95 Incentive Plan and the 95 Non-Qualified Plan are set forth in Exhibits A and B, respectively to this Proxy Statement. Provided a quorum is present, the affirmative vote of the holders of the majority of the shares represented or present and entitled to vote at the Annual Meeting will be required to approve each of the 95 Plans. The Board of Directors recommends that the shareholders vote for the 95 Plans.

                              RELATED TRANSACTIONS

        In June 1992, Drilling formed a Texas limited partnership, Offshore, to acquire certain non-operated offshore and onshore oil and gas properties. One of the limited partners in Offshore is Robert A. Buschman, Chairman of the Board and Chief Executive Officer of the Company. Mr. Buschman has made capital contributions of approximately $817,000, equivalent to his ten percent (10%) ownership interest in Offshore. Fees of $444,000 and $12,000 were charged to Offshore as reimbursement to the Company for managing the affairs of the partnership in 1995 and 1994, respectively.

        During fiscal 1994 and 1995, certain officers and directors participated with the Company in the acquisition of oil and gas leases. The officers and directors paid approximately $44,000 for their proportionate share of acquisitions for such properties.


                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation and Stock Option Committee (the "Committee") of the Board of Directors approves compensation objectives and policy for all employees and sets compensation for the Company's executive officers.

        The Committee is comprised entirely of independent outside directors who usually meet once a year to review the executive officers' compensation. Compensation for a newly hired executive may be established by the Committee at a special meeting. The Committee's recommendation of executive salaries, bonuses or any awards under the Company's Incentive Stock Option Plan are presented to the newly elected Board of Directors for approval at the directors meeting immediately following the Annual Meeting of Shareholders. The Committee presents the following report on executive compensation.

OBJECTIVES AND POLICIES

        The Committee seeks to:

        o provide rewards which are closely linked to the Company's team and individual performance

        o align the interests of the Company's employees with those of its shareholders through potential stock ownership

        o ensure that compensation and benefits are at levels which enable the Company to attract and retain the high-quality employees it needs

        The Committee applies these objectives and policies to most employees through the broad and deep availability of performance-based cash incentive opportunities and stock option grants.

        Consistent with these objectives and in keeping with the Company's long-term focus, it is the policy of the Committee to make a high proportion of executive officer compensation and awards under stock ownership programs dependent on long-term performance and on enhancing shareholder value. Executive officer compensation and stock ownership programs have both short-term and longer-term components. Short-term components include base salary and bonus. Longer-term components include stock option awards as previously issued under the 86 Incentive Plan and to be issued currently under the 95 Incentive Plan.

        Provided that other compensation objectives are met, it is the Committee's intention that executive compensation be deductible for federal income tax purposes. For this reason, at this meeting it is recommended that shareholders approve the 95 Plans which have been amended to comply with new legislation on tax deductibility which is effective for the 1994 tax year.


BASE SALARY AND BONUS

        Executive officer base salary and individual bonus awards are determined with reference to Company-wide and individual performance for the previous fiscal year, based on a wide range of quantitative and qualitative measures. The quantitative measures are for earnings and revenue growth. Qualitative assessments are for administrative operations and strategic plans for additional acquisitions.

        The Committee does not rely exclusively on these quantitative and qualitative measures. It exercises subjective judgment and discretion in the light of these measures to determine base salaries and individual bonus awards.


STOCK OPTIONS

        Within the total number of shares authorized by shareholders, the Committee aims to provide stock option awards broadly and deeply throughout the organization. Individual executive officer stock option awards are based on level of position, individual contribution and the Company's stock ownership objectives for executives. The Committee also considers stock option grants previously made and the aggregate of such grants. As with the determination of base salaries and bonus awards, the Committee exercises subjective judgment and discretion in view of the above criteria and its general policies. The Company's long-term performance ultimately determines compensation from stock options, since stock option value is entirely dependent on the long-term growth of the Company and the liquidity of the stock.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        The Committee believes that Robert A. Buschman's 1994 compensation as Chief Executive Officer is comparable to other companies whose asset value and revenue performance are similar to the Company.

        The Company periodically reviews outside compensation and benefits to compare the base salary and incentive compensation programs for the Company's executive officers with those of other industry related companies of similar size and performance to ensure that the compensation is appropriate to the Company's objectives. The Committee exercises judgment and discretion in the information it reviews and the decisions it makes.

PERFORMANCE OF COMPANY STOCK

        The Company has not been listed on any exchange or the NASDAQ since 1985, therefore, there is no established market for the Company's Common Stock. No performance graph can be provided to compare the Company's stock performance to other companies for either the DJPI or Standard & Poor's 500 Index.

John J. Hurd, Chairman       Victor H. Gardner              H. M. Shearin, Jr.


                      APPOINTMENT OF INDEPENDENT AUDITORS

        The firm of KPMG Peat Marwick, LLP, independent certified public accountants, has been selected by the Board of Directors, subject to approval of such selection by the shareholders, to serve as the Company's independent auditors for the fiscal year commencing February 1, 1995. KPMG Peat Marwick, LLP has served as the Company's independent auditors since the inception of the Company. A representative of KPMG Peat Marwick, LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he so desires, and to be available to respond to appropriate questions. The Board of Directors recommends you vote for approval of the selection of KPMG Peat Marwick, LLP as independent auditors for the Company.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies to the Company.

        Based upon a review of the reports furnished to the Company and representations made to the Company by its officers and Directors, the Company believes that, during fiscal 1995, its officers, directors and 10% beneficial owners complied with all applicable reporting requirements.


                             SHAREHOLDER PROPOSALS

        Any shareholder who wishes to submit a Proposal for inclusion in the proxy material and presentation at the 1996 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company, 10101 Reunion Place, Suite 210, San Antonio, Texas 78216 so that the Secretary receives it no later than January 12, 1996.


                               PROXY SOLICITATION

        The cost of soliciting will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or telegraph by the Company's regular employees, and arrangement will be made with brokerage houses or other custodians, nominees and fiduciaries to send proxies and proxy material to their principals.

                                 OTHER BUSINESS

        The Board of Directors does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the judgement of the persons voting the proxy.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL PROPOSALS AS PRESENTED IN THE PROXY STATEMENT. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

        THIS PROXY STATEMENT IS ACCOMPANIED WITH THE COMPANY'S FORM 10-K. UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED HEREUNDER, THE COMPANY WILL FURNISH WITHOUT CHARGE TO SUCH PERSON A COPY OF ITS FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 31, 1995. SUCH WRITTEN REQUEST IS TO BE DIRECTED TO THE ATTENTION OF GARY SCHEELE, SECRETARY, RIO GRANDE, INC., 10101 REUNION PLACE, SUITE 210, SAN ANTONIO, TEXAS 78216-4156.


                                         By Order of the Board of Directors



                                         Gary Scheele, Secretary

Dated:  May 10, 1995

                                RIO GRANDE, INC.

                        1995 INCENTIVE STOCK OPTION PLAN


        RIO GRANDE, INC., a Delaware corporation (the "Company"), hereby formulates and adopts the following 1995 Incentive Stock Option Plan (the "Plan") for employees of the Company and its subsidiaries.

        1. PURPOSE. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees of the Company and its subsidiaries who are important to the success and the growth of the business of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees. The Plan shall be administered so as to qualify the options as "incentive stock options" under Section 422 of the Internal Revenue Code.

        2. COMPENSATION COMMITTEE. Subject to the provisions of paragraph 4, this Plan shall be administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company, to be appointed by at least a majority of the whole Board of Directors. The Committee will consist of not less than two (2) "disinterested" Directors as provided by Section 16b(3) of the Securities and Exchange Act, as amended. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

        3. GRANT OF OPTIONS. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, the number of shares that may be purchased under each option and the option price.

               In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant.

        4. EMPLOYEES ELIGIBLE. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan; provided, however, that no director who is not also an employee of the Company or any of its subsidiaries shall be eligible to receive options.

               An Employee receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include his employment with the Company or any of its subsidiaries.





                                   Exhibit A

        5. STOCK SUBJECT TO OPTIONS. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 500,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

               Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

               There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

        6. OPTION PRICE. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be not less than the fair market value thereof at the time the option is granted and shall be set forth in the option agreement; provided, however, that the option price for any share of Common Stock purchasable under an option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiary corporations, shall be one hundred ten percent (110%) of the fair market value at the time the option is granted.

               The percentage of the Company stock owned by an Optionee for purposes of determining the option price under this paragraph and the duration of the option under paragraph 8(b)(1) below shall be computed in the manner provided in Section 424(d) of the Internal Revenue Code.

               The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the national stock exchange on which such stock is listed. If no sale shall have been made on that day, the average of the highest and lowest quoted selling prices of the Common Stock for five (5) consecutive trading days before the day of the grant shall become the Option Price. If no sale shall have been made, or if the Company Stock is not listed on a national exchange, the Option Price shall be the fair market value of the Common Stock as determined by the Committee based on the information available to the Committee at the time the options are granted.

        7. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under this Plan at any time and from time to time, prior to January 31, 2005, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to January 31, 2005, by the Board of Directors except to the extent prohibited by Section 422 of the Internal Revenue Code.

               No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.





                                   Exhibit A

        8.     EXERCISABILITY AND DURATION OF OPTIONS.

        (a) Any option granted under this Plan shall become exercisable after the expiration of one (1) year following the date on which any such option was granted (or after the lapse of such additional period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof).

        (b) The unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (1) The expiration of ten (10) years from the date on which such option was granted; provided, however, that in the case of any optionee owning, at the time such option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, such expiration shall be as of five (5) years from the date on which such option was granted.

               (2) The expiration of ninety (90) days from the date of termination of the Optionee's employment with the Company or any subsidiary; provided that if the Optionee shall die during such 90-day period the provisions of subparagraph (3) below shall apply;

               (3) The expiration of one (1) year following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the 90-day period following the date of termination of such employment, but not later than one (1) year after the Optionee's death.

               (4) The expiration of one (1) year from the date of termination of the Optionee's employment with the Company or any subsidiary on account of Optionee becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code.

               (5) The termination of the Optionee's employment with the Company for cause, including breach by the Optionee of an employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

               (6) The expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide upon the granting thereof.

        9. EXERCISE OF OPTIONS. The option granted herein shall be exercised by the Optionee (or by his executors or administrators, as provided in paragraph 10) as to all or part of the shares covered by the Option, by giving written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. In such notice, the Optionee shall elect whether he is to pay for his shares in cash or in Common Stock of the Company, or both, and if payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined by the Committee. The





                                   Exhibit A
giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

               The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within five (5) business days after the exercise date.

        10. NONTRANSFERABILITY OF OPTIONS. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than to the Optionee's executors or administrators by will or the laws of descent and distribution. During the lifetime of an Optionee, he alone may exercise his options.

               In the event of the Optionee's death during his employment with the Company, or during the 90-day period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(b)(3), only by his executors or administrators.

        11. RIGHTS OF OPTIONEE. Neither the Optionee nor his executors or administrators shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

        12. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any option granted under this Plan shall confer upon Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any written agreement of employment between the Company or any of its subsidiaries and the Optionee.

        13.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.   In the event
of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under this Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price as shall be equitable and appropriate in order to make the option, if any, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided that no such adjustment shall give the Outside Director any additional benefits under his option.

               If the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors of the Company or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new option for an old option, or to assume the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option.

               Any adjustment in the shares subject to outstanding stock options (including any adjustment in the stock option price) shall be made in such manner as not to constitute a modification as defined by Subsection (h)(3) of Section 424 of the Internal Revenue Code.

               If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under this Plan shall be adjusted to give effect thereto.





                                   Exhibit A

        14. FORM OF AGREEMENTS WITH OPTIONEE. Each option granted under this Plan shall be substantially in the form annexed hereto as Exhibit "A" with such modifications or additions, not inconsistent with the provisions of this Plan as the Committee shall provide.

        15. PURCHASE FOR INVESTMENT AND LEGALITY. The Optionee, by his acceptance of any option granted under this Plan, shall represent and warrant to the Company that his purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is without such representation and warranty exempt from registration under such Act.

               The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

               The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

        16. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon its approval by the Company's shareholders.





                                   Exhibit A

                                  EXHIBIT "A"

                                RIO GRANDE, INC.

                                  STOCK OPTION


        KNOW ALL MEN BY THESE PRESENTS: That RIO GRANDE, INC. (The "Company") having adopted a 1995 Incentive Stock Option Plan (the "Plan"), hereby grants to ___________________________________ (the "Optionee") the right and option to purchase _____________ shares of the Common Stock of the Company on the following terms and conditions:

        1. The option granted herein shall become exercisable after the expiration of one (1) year following the date hereof unless otherwise provided in Annex 1 hereto.

        2. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earliest of the following to occur:

               (a) the expiration of ten (10) years from the date on which this option is granted, provided, however, that in the case of an Optionee owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (as such ownership is defined in Section 424(d) of the Internal Revenue Code), at the time the option is granted, such expiration shall be as of five (5) years from the date on which this option is granted;

               (b) the expiration of ninety (90) days from the date of termination of the Optionee's employment with the Company; provided that if the Optionee shall die during such 90-day period the provisions of subparagraph (c) below shall apply;

               (c) the expiration of one (1) year after the issuance of letters testamentary or letters of administration to the executor or administrator of the Optionee if the Optionee's death occurs either during his employment with the Company or during the 90-day period following the date of termination of such employment, but not later than one (1) year after the Optionee's death.

               (d) The expiration of one (1) year from the date of termination of the Optionee's employment with the Company or any subsidiary on account of Optionee becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code.

               (e) the termination of the Optionee's employment with the Company for cause, including a breach by the Optionee of any employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

               (f) the occurrence of the event or the expiration of the period set forth in Annex 2 hereto.





                                   Exhibit A

        3. The option granted herein shall be exercised by the Optionee (or by his executors or administrators, as provided in paragraph 8) as to all or part of the shares covered hereby, by the giving of written notice of such exercise to the Company at its principal business office, specifying the number of shares to be purchased, and whether payment is to be made in cash or Common Stock of the Company, or both, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice.

               The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within five (5) business days after the exercise date.

        4. The purchase price of the shares which may be purchased pursuant to the option granted herein shall be $__ _____ per share.

        5. Neither the Optionee nor his executors or administrators shall have any of the rights of a shareholder of the Company with respect to the shares subject to this option until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

        6. Nothing in this stock option agreement shall confer upon Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of written employment between the Company or any of its subsidiaries and the Optionee.

        7. The option granted herein shall not be transferable by the Optionee other than to his executors or administrators by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by him.

        8. In the event of the Optionee's death during his employment with the Company, or during the 90-day period following the date of termination of such employment pursuant to paragraph 2(b), this option shall thereafter be exercisable, as provided in paragraph 2(c), only by his executors or administrators.

        9. In the event of any stock split, stock dividend, reclassification, or capitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of this option is outstanding but unexercised, the Compensation Committee appointed under the Plan shall make such adjustments in the character and number of shares subject to such unexercised portion of this option, and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to this option immediately prior to such change; provided that no adjustment shall give the Optionee any additional benefits under this option.

               If the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors of the Company or any surviving or acquiring corporation shall take such action as is





                                   Exhibit A
equitable and appropriate to substitute a new option for this option, or to assume this option, in order to make the new option, as nearly as may be practicable, equivalent to this option.

        10. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or without such representation and warranty is exempt from registration under such Act.

               The Optionee agrees that the obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

               The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

        11. As used herein, the term "employment with the Company" shall include employment with the Company or with any of its subsidiaries.

        IN WITNESS WHEREOF, the Company has caused these presents to be signed by its officer duly authorized thereto this _____ day of_______________, 199__.


                                              RIO GRANDE, INC.
ATTEST:


______________________________                By:______________________________
          Secretary                           Title:___________________________


ACCEPTED AND AGREED TO:


______________________________
          OPTIONEE





                                   Exhibit A

Annex 1:

        Conditions to Exercise of Options.





                                   Exhibit A

Annex 2:

        Additional Conditions.





                                   Exhibit A

                                RIO GRANDE, INC.

                      1995 NON-QUALIFIED STOCK OPTION PLAN


        RIO GRANDE, INC., a Delaware corporation (the "Company"), hereby formulates and adopts the following 1995 Non- Qualified Stock Option Plan (the "Plan") for non-employee directors of the Company and its subsidiaries.

        1. PURPOSE. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected non-employee directors of the Company and its subsidiaries who are important to the success and the growth of the business of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such directors.

        2. COMPENSATION COMMITTEE. This Plan shall be administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company, to be appointed by at least a majority of the whole Board of Directors. The Committee will consist of not less than two (2) "disinterested" Directors as provided by Section 16b(3) of the Securities and Exchange Act, as amended. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

        3. GRANT OF OPTIONS. Each individual who is not an employee of the Company or its subsidiaries at the time he or she is elected as a director of this Company (an "Outside Director"), and who previously has not been granted options under this Plan of the Company, upon approval of the Plan by the shareholders or the subsequent date of his or her initial election to the Board of Directors of the Company, shall be granted an option to purchase 50,000 shares of Common Stock of the Company (the "Common Stock"). Upon subsequent re-election to the Board of Directors, each Outside Director to whom options have been granted pursuant to the preceding sentence shall be granted, on the date of re-election, an option to purchase an additional 5,000 shares of Common Stock under this Plan. The maximum number of shares that may be subject to options granted to an individual Outside Director under this Plan shall be 75,000, as adjusted pursuant to paragraph 12.

               In the event, one or more Outside Directors is entitled to receive an option and the grant of such option will cause the number of shares of Common Stock subject to options under this Plan to exceed 525,000, the option or options issued to the Outside Directors shall be limited to the number of shares of Common Stock that will not cause the total number subject to options under this Plan to exceed such maximum. The options shall be granted to the Outside Directors, to the extent possible, by allocating the shares of Common Stock that may be subject to such options as follows:





                                   Exhibit B

               (a) First, shares shall be allocated equally to those Outside Directors entitled to receive their initial option; and

               (b) Any shares remaining after such allocations shall be allocated equally to those Outside Directors re-elected and entitled to receive a grant of an option to purchase any additional 5,000 shares of Common Stock.

        Any Outside Director's right to receive the grant of an option hereunder shall not be cumulative, and his or her right to a grant upon election or re-election shall expire if it is disallowed on account of the foregoing limitation.

        4. STOCK SUBJECT TO OPTIONS. Subject to the provisions of paragraph 12, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 525,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

               Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

               There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

        5. OPTION PRICE. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be computed by formula. The option price shall be the fair market value of the Common Stock at the time the option is granted or as otherwise provided below, and shall be set forth in the option agreement. The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the national stock exchange on which such stock is listed. If no sale shall have been made on that day, the average of the highest and lowest quoted selling prices of the Common Stock for five (5) consecutive trading days before the day of the grant shall become the Option Price. If no sale shall have been made, or if the Company Stock is not listed on a national exchange, the Option Price shall be determined by dividing the Company's shareholders' equity at the end of the immediately preceding fiscal quarter by the total outstanding Common Stock on the day of the grant and multiplying by 1.2 to calculate the Option Price.

        6. EXPIRATION AND TERMINATION OF THE PLAN. Options shall be granted under this Plan according to the provisions of paragraph 3, from the date of approval by the shareholders until January 31, 2005, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to January 31, 2005, by the Board of Directors except with respect to any options then outstanding under this Plan; provided that any increase in the maximum number of shares subject to options, as specified in paragraph 4; any decrease in the minimum option price specified in paragraph 5; or any amendment to paragraph 3 that expands the





                                   Exhibit B
class of persons entitled to receive an option to purchase shares of Common Stock or increases the number of shares of Common Stock any person is granted an option to purchase shall be subject to approval by the Company's shareholders, unless made pursuant to the provisions of paragraph 12.

               No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

        7.     EXERCISABILITY AND DURATION OF OPTIONS.

        (a) All options granted under this Plan shall become exercisable after the expiration of one (1) year following the date on which the option was granted.

        (b) The unexercised portion of any option shall automatically and without notice, terminate and become null and void at the time of the earliest to occur of the following:

               (1) The expiration of ten (10) years from the date on which the option was granted;

               (2) The expiration of ninety (90) days from the date the Outside Director ceases to serve as a member of the Board of Directors, for any reason whatsoever, other than by reason of death; provided that if the Outside Director shall die during such 90-day period, the provisions of subparagraph (3) below shall apply:

               (3) The expiration of one (1) year following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Outside Director, if the Outside Director's death occurs either during the period of his or her service on the Board of Directors or during the 90-day period following the date such director ceases to serve as a director, but not later than one (1) year after the Outside Director's death.

        8. EXERCISE OF OPTIONS. The option granted herein shall be exercised by the Outside Director (or by his executors or administrators, as provided in paragraph 10) as to all or part of the shares covered by the Option, by giving written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. In such notice, the Outside Director shall elect whether he is to pay for his shares in cash or in Common Stock of the Company, or both, and if payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined under paragraph 5. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

               The Company shall cause certificates for any shares to be delivered to the Outside Director or his executors or administrators at its principal business office within five (5) business days after the exercise date.

               An amount equal to the income taxes required to be withheld by the Company from the Outside Director with respect to such exercise must be paid to the Company on the date of such delivery.





                                   Exhibit B

        9. NONTRANSFERABILITY OF OPTIONS. No option granted under this Plan or any right evidenced thereby shall be transferable by the Outside Director other than to the Outside Director's executors or administrators by will or the laws of descent and distribution. During the lifetime of an Outside Director, he alone may exercise his options.

        10. RIGHTS OF OPTIONEE. Neither the Outside Director nor his executors or administrators shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

        11. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any option granted under this Plan shall confer upon any Outside Director the right to continue to serve as a director of the Company or affect the right of the shareholders to remove the Outside Director at any time.

        12.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.   In the event
of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under this Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price as shall be equitable and appropriate in order to make the option, if any, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided that no such adjustment shall give the Outside Director any additional benefits under his option.

               If the Company participates in any transaction resulting in a corporate merger, consolidation, separation, reorganization or liquidation, the Board of Directors of the Company or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new option for an old option, or to assume the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option. The issuance of additional stock, common or preferred, in exchange for cash or property shall not be an event for which adjustments will be made pursuant to this paragraph.

               If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under this Plan shall be adjusted to give effect thereto.

        13. PURCHASE FOR INVESTMENT AND LEGALITY. The Outside Director, by his acceptance of any option granted under this Plan, shall represent and warrant to the Company that his purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is without such representation and warranty exempt from registration under such Act.

               The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.





                                   Exhibit B

               The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Outside Director upon the exercise of any option granted under this Plan.

        14. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon its approval by the Company's shareholders.





                                   Exhibit B

                                  EXHIBIT "B"

                                RIO GRANDE, INC.

                                  STOCK OPTION


        KNOW ALL MEN BY THESE PRESENTS: That RIO GRANDE, INC. (The "Company") having adopted a 1995 Non-Qualified Stock Option Plan (the "Plan"), hereby grants to ___________________________________ (the "Optionee") the right and option to purchase _____________ shares of the Common Stock of the Company on the following terms and conditions:

        1. The option granted herein shall become exercisable after the expiration of one (1) year following the date hereof.

        2. As a director but not an employee of the Company ("Outside Director"), the unexercised portion of the option granted herein shall automatically and without notice, terminate and become null and void at the time of the earliest of the following to occur:

               (a) the expiration of ten (10) years from the date on which this option is granted;

               (b) the expiration of ninety (90) days from the date the Optionee ceases to serve as a member of the Board of Directors, for any reason whatsoever, other than by reason of death; provided that if the Optionee shall die during such 90-day period the provisions of subparagraph (c) below shall apply;

               (c) the expiration of one (1) year after the issuance of letters testamentary or letters of administration to the executor or administrator of the Optionee if the Optionee's death occurs either during the period of his or her service on the Board of Directors or during the 90-day period following the date the Optionee ceases to serve as an Outside Director, but not later than one (1) year after Optionee's death.

        4. The option granted herein shall be exercised by the Optionee (or by his executors or administrators, as provided in paragraph 9) as to all or part of the shares covered hereby, by the giving of written notice of such exercise to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. In such notice, the Optionee shall elect whether he is to pay for his shares in cash or in Common Stock of the Company, or both, and if payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice.

               The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within five (5) business days after the exercise date.





                                   Exhibit B

               An amount equal to the income taxes required to be withheld by the Company from the Optionee with respect to such exercise must be paid to the Company on the date of such delivery.

        5. The purchase price of the shares which may be purchased pursuant to the option granted herein shall be $_____ per share.

        6. Neither the Optionee nor his executors or administrators shall have any of the rights of a shareholder of the Company with respect to the shares subject to this option until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

        7. Nothing in this option agreement shall confer upon the Optionee the right to continue to serve as a director of the Company or affect the right of the shareholders to remove the Optionee from his or her position as a director at any time.

        8. The option granted herein shall not be transferable by the Optionee other than to his executors or administrators by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by him.

        9. In the event of the Optionee's death during his term as a member of the Board of Directors, or during the 90-day period following the date on which he ceases to serve in such capacity, this option shall thereafter be exercisable, as provided in paragraph 2(c), only by his executors or administrators.

        10. In the event of any stock split, stock dividend, reclassification, or capitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of this option is outstanding but unexercised, the Compensation Committee appointed under the Plan shall make such adjustments in the character and number of shares subject to such unexercised portion of this option, and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to this option immediately prior to such change; provided that no adjustment shall give the Optionee any additional benefits under this option.

               If the Company participates in any transaction resulting in a corporate merger, consolidation, separation, the issuance of additional stock, common or preferred, in exchange for cash or property shall not be an event for which adjustments will be made pursuant to this paragraph.

        11. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or without such representation and warranty is exempt from registration under such Act.

               The Optionee agrees that the obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws,





                                   Exhibit B
rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

               The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

        IN WITNESS WHEREOF, the Company has caused these presents to be signed by its officer duly authorized thereto this _____ day of _______________, 199__.


                                        RIO GRANDE, INC.
ATTEST:


_________________________               By:____________________________________
       Secretary                        Title:_________________________________



ACCEPTED AND AGREED TO:



_________________________
       OPTIONEE





                                   Exhibit B

                                    PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS
                             OF RIO GRANDE, INC.


        The undersigned hereby appoints Robert A. Buschman, Guy R. Buschman and Gary Scheele (to act by majority decision if more than one shall act), and each of them, with full power of substitution, to vote all shares of Common Stock of Rio Grande, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders thereof to be held on June 1, 1995 or at any adjournments thereof.

        ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

        YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.



                                    (Continued and to be signed on reverse side)

[ X ]  Please mark your
       votes as this

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.
YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

______________________________________
          COMMON

(1)  ELECTION OF DIRECTORS

     FOR all nominees listed (except as                WITHHOLD AUTHORITY
     marked to the contrary at right,                  to vote for any
     see instructions)                                 nominees listed

                  [  ]                                        [  ]

     Guy R. Buschman, Robert A. Buschman, John G. Hurd, H.M. Shearin, Jr., Hobby A. Abshier, Ralph F. Cox

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     _______________________________________________________________________

(2)  To approve the 1995 Incentive Stock Option Plan.

                FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

(3)  To approve the 1995 Non-Qualified Stock Option Plan.

                FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

(4) To approve the selection and KPMG Peat Marwick, LLP as the Company's independent auditors for the 1996 fiscal year.

                FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

(5)  To vote on other business that may properly come before the meeting.

                FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

                                       The undersigned acknowledges receipt
                                       of the Notice of the Annual Meeting and
                                       Proxy Statement dated May 10, 1995.

                                       Please date this proxy and sign your
                                       name exactly as it appears hereon.
                                       Where there is more than one owner,
                                       each should sign. When signing as
                                       attorney, administrator, executor,
                                       guardian or trustee, please add your
                                       title as such. If executed by a
                                       corporation, the proxy should be
                                       signed by a duly authorized officer.

                                       DATED:____________________________, 1995

                                       ________________________________________
                                       Signature of Stockholder

                                       ________________________________________
                                       Signature of Stockholder

     PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.